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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



     Date of Report (Date of earliest event reported):  September 13, 1996
                                                        ------------------


                             LONGHORN STEAKS, INC.
                             ---------------------
             (Exact name of registrant as specified in its charter)





              Georgia           000-19924        58-1498312
           ----------------  --------------  -------------------
            (State or other    (Commission    (IRS Employer
            jurisdiction of    File Number)  Identification No.)
             incorporation)
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            8215 Roswell Road, Building 200, Atlanta, Georgia 30350
            -------------------------------------------------------
        (Addresses, including zip codes, of principal executive offices)

                                 (770) 399-3535
                            ------------------------
             (Registrant's telephone numbers, including area code)


                                      NONE
                                      ----
         (Former name or former address, if changed since last report)

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

Longhorn Steaks, Inc. (Nasdaq NM: LOHO) and Bugaboo Creek Steak House, Inc.
(Nasdaq NM: RARE) announced that they have consummated the acquisition of Bugaboo by Longhorn.

The acquisition will result in the issuance of up to 2,939,062 shares of Longhorn common stock to the stockholders of Bugaboo. Bugaboo stockholders have the right to receive .5625 of a share of Longhorn common stock for each share of Bugaboo common stock outstanding. In addition, Longhorn consummated the acquisition of three other restaurants and certain related real estate in exchange for up to 240,410 shares of Longhorn common stock. Based on the closing price of Longhorn's common stock on September 12, 1996, the shares issued in the transactions have a value of approximately $ 57.2 million.

The merger is expected to be accounted for as a pooling of interest and be tax free to the Bugaboo stockholders for federal income tax purposes. Edward P
Grace, III, President of Bugaboo, has joined Longhorn's Board of Directors. He will continue to serve as President of Bugaboo and will be primarily responsible for its operations.

Approval of the transactions described herein required the affirmative vote of the holders of a majority of the outstanding shares of BCS common stock at the BCS special meeting of the BCS stockholders held September 11, 1996. As of the record date, July 26, 1996, there were 5,225,000 shares of BCS common stock outstanding and entitled to vote at the special meeting. At the special meeting, 4,110,009 shares of BCS common stock were voted, with 3,900,561 shares of BCS common stock voting in favor of the merger.

Approval of the transactions described herein also required the affirmative vote of a majority of the Registrant's common stock present and entitled to vote at the Registrant's special meeting of the Registrant's shareholders held
September 11, 1996. As of the record date, July 26, 1996, there were 8,467,650 shares of Registrant's common stock outstanding and entitled to vote at the special meeting. At the special meeting, 6,085,508 shares of Registrant's common stock were voted, with 6,038,116 shares of Registrant's common stock voting in favor of the merger.

BCS owns and operates restaurants featuring two distinctive concepts -- Bugaboo
Creek Steak House(R) and The Capital Grille(R). BCS's tangible fixed assets, such as restaurant equipment and furnishings, are used to operate its restaurants. The Registrant intends to continue to use the acquired equipment and furnishings in the same or similar manner.



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)     Financial Statements of the Business Acquired:

        The following documents filed by BCS with the Commission (Commission
        File No. 000-23670) under Section 13(a) or 15(d) of the Exchange Act are hereby incorporated by reference in Exhibit 99.1.

        (1)  BCS Annual Report on Form 10-K for the year ended June 25, 1995.

        (2)  BCS Quarterly Report on Form 10-Q for the period ended March
             31, 1996.

        (3)  BCS Current Report on Form 8-K date June 20, 1996.

(b)     Pro Forma Financial Information

        Certain Pro Forma Combined Financial Data, on pages 68 through 75 of the
        Joint Proxy Statement/Prospectus, is incorporated by reference in
        Exhibit 99.2

(c)     Exhibits.


     Exhibit No. Description

   2.1  Agreement and Plan of Merger by and among Longhorn
        Steaks, Inc., Whip Merger Corporation and Bugaboo Creek Steak
        House, Inc., dated as of June 14, 1996, and amended on July
        29, 1996 (filed as Annex A to the Joint Proxy
        Statement/Prospectus filed as part of the Registrant's Form
        S-4 Registration Statement (Registration No. 333-08053) filed
        July 12, 1996, and amended August 12, 1996, and incorporated herein by reference).

   2.2  Agreement and Plan of Merger by and among Longhorn
        Steaks, Inc., Whip Pooling Corporation and Bentley's
        Restaurant, Inc., dated as of June 14, 1996, and amended on July 29, 1996 (Incorporated by reference from Exhibits 2.2 and 2.2.1 to the Registrant's Form S-4 Registration Statement
        (Registration No. 333-08053) filed July 12, 1996, and amended
        August 12, 1996, and incorporated herein by reference).

   2.3  Agreement and Plan of Merger by and among Longhorn
        Steaks, Inc., Whip Pooling Corporation and Hemenway Sea
        Foods, Inc., dated as of June 14, 1996, and amended on July

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        29, 1996 (Incorporated by reference from Exhibits 2.3
        and 2.3.1 to the Registrant's Form S-4 Registration
        Statement (Registration No. 333-08053) filed July 12,
        1996, and amended August 12, 1996, and incorporated
        herein by reference).

   2.4  Agreement and Plan of Merger by and among Longhorn
        Steaks, Inc., Whip Pooling Corporation and Old Grist Mill
        Tavern, Inc., dated as of June 14, 1996, and amended on July
        29, 1996 (Incorporated by reference from Exhibits 2.4 and
        2.4.1 to the Registrant's Form S-4 Registration Statement
        (Registration No. 333-08053) filed July 12, 1996, and amended
        August 12, 1996, and incorporated herein by reference).

   2.5  Agreement and Plan of Merger by and among Longhorn
        Steaks, Inc., Whip Pooling Corporation and GOS Properties
        Limited Liability Company, dated as of June 14, 1996, and amended on July 29, 1996 (Incorporated by reference from Exhibits 2.5 and 2.5.1 to the Registrant's Form S-4
        Registration Statement (Registration No. 333-08053) filed
        July 12, 1996, and amended August 12, 1996, and incorporated herein by reference).

   2.6  Purchase and Sale Agreement by and among Longhorn Steaks,
        Inc. and Edward P. Grace, III and Samuel J. Orr, dated as of
        June 14, 1996, and amended on July 29, 1996 (Incorporated by reference from Exhibits 2.6 and 2.6.1 to the Registrant's
        Form S-4 Registration Statement (Registration No. 333-08053) filed July 12, 1996, and amended August 12, 1996, and incorporated herein by reference).

   23.1 Consent of KPMG Peat Marwick LLP.

   23.2 Consent of KPMG Peat Marwick LLP.

   99.1 Financial Statements of BCS. (Incorporated by reference from pages D1 through D17 of the Joint Proxy
        Statement/Prospectus filed as part of the Registrant's Form
        S-4 Registration Statement (Registration No. 333-08053).

   99.2 Pro Forma Combined Financial Data. (Incorporated by reference from pages 68 through 75 of the Joint Proxy
        Statement/Prospectus filed as part of the Registrant's Form
        S-4 Registration Statement (Registration No. 333-08053).

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SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           LONGHORN STEAKS, INC.
                                           (Registrant)



                                           By /s/ Anne D. Huemme
                                              -----------------------------
                                              Anne D. Huemme
                                              Chief Financial Officer

Date:  September 13, 1996


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                             LONGHORN STEAKS, INC.
                                    FORM 8-K
                               INDEX TO EXHIBITS

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
Exhibit No.       Description                  Page No.
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23.1         Consent of KPMG Peat Marwick LLP

23.2         Consent of KPMG Peat Marwick LLP
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